UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2020

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-54318 (Commission File Number)	98-0573252 (IRS Employer Identification No.)

3565 General Atomics Court, Suite 100

San Diego, California 92121

24 North Main Street

Pennington, NJ 08534-2218

(Address of Principal Executive Offices)

(855) 662-6732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	NASDAQ Capital Market

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report on Form 8-K, on May 29, 2020, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of OncoSec Medical Incorporated (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Articles of Incorporation to: (i) increase the number of authorized shares of the Company’s common stock by 74,000,000 shares, and (ii) to include a waiver of the duty of certain directors to present corporate opportunities to the Company (the “Amendment”).

On May 29, 2020, following the Annual Meeting, the Company filed a certificate of amendment (the “Certificate”) giving effect to the Amendment with the Secretary of State of the State of Nevada. The Certificate became effective upon filing with the Secretary of State of the State of Nevada. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 29, 2020. The following matters were voted on by the stockholders: (i) the election of nine directors to the Company’s Board of Directors; (ii) the ratification of the appointment of Mayer Hoffman McCann P.C. as Company’s independent registered public accounting firm for the year ending July 31, 2020; (iii) the approval of an amendment to Company’s Articles of Incorporation to increase the Company’s authorized share capital by 74,000,000 shares of common stock; (iv) the approval of certain amendments to the Company’s 2011 Stock Incentive Plan; (v) the approval of the payment of a portion of 2019 annual bonuses to certain officers of the Company in shares of the Company’s common stock; (vi) the approval, on an advisory basis, of the compensation of Company’s named executive officers; (vii) the approval, on an advisory basis, of the frequency of the advisory vote on compensation of our named executive officers; and (viii) the approval of an amendment to the Company’s Articles of Incorporation to include a waiver of the duty of certain directors to present corporate opportunities to the Company. The results of the vote are summarized below.

Item 1: Election of directors:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Dr. Margaret Dalesandro	14,777,838	219,712	4,629,520

Daniel J. O’Connor	14,626,562	370,988	4,629,520

Dr. James DeMesa	14,765,427	232,123	4,629,520

Joon Kim	14,693,780	303,770	4,629,520

Dr. Herbert Kim Lyerly	14,886,418	111,132	4,629,520

Kevin R. Smith	14,691,477	306,073	4,629,520

Robert E. Ward	14,765,142	232,408	4,629,520

Dr. Yuhang Zhao	14,667,764	329,786	4,629,520

Chao Zhou	14,665,813	331,737	4,629,520

Item 2: Ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending July 31, 2020:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
18,859,250	355,858	411,962	N/A

Item 3: Vote to approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized share capital by 74,000,000 shares of common stock:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
17,511,253	1,762,107	353,710	N/A

Item 4: Vote to approve certain amendments to the Company’s 2011 Stock Incentive Plan:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
14,163,975	739,973	93,602	4,629,520

Item 5: Vote to approve the payment of a portion of 2019 annual bonuses to certain officers of the Company in shares of the Company’s common stock:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
14,630,971	345,505	21,074	4,629,520

Item 6: Vote to approve on an advisory basis, the compensation of the Company’s named executive officers:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
14,550,138	358,758	88,654	4,629,520

Item 7: Vote to approve on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers:

Three Years	Two Years	One Year	Abstention	Broker Non-Votes
14,050,160	73,818	768,374	105,198	4,629,520

Item 8: Vote to approve an amendment to the Company’s Articles of Incorporation to include a waiver of the duty of certain directors to present corporate opportunities to the Company:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
14,563,670	413,788	20,092	4,629,520

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Articles of Incorporation of OncoSec Medical Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED
(Registrant)

Date: May 29, 2020	By:	/s/ Daniel J. O’Connor
	Name:	Daniel J. O’Connor
	Title:	Chief Executive Officer and President